CHASE
                                     GROWTH
                                      FUND















                                 ANNUAL REPORT
                            DATED SEPTEMBER 30, 2000

                                   ----------

                         Chase Investment Counsel Corp.
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091

                             Advisor: 804-293-9104
                      Shareholder Servicing: 888-861-7556

                                CHASE GROWTH FUND

                                                [Photo of Derwood S. Chase, Jr.]
November 13, 2000

Dear Fellow Shareholders:

     As I write this annual review, 304 shareholders have $25 million invested in our Chase Growth Fund (NASDAQ: CHASX). We appreciate the trust all of you have placed in our management and I want to extend a special welcome to the 56 new shareholders since my May 15th letter.

     For the year ended September 30, 2000, our Fund enjoyed a (before and after tax, assuming shares are not sold) total return of 29.5% compared with 13.3% for the fully invested Standard & Poor's "500" Composite Stock Price Index (the "S&P 500"), 23.7% for the Lipper Large-Cap Growth Fund Index, and 17.7% for the Lipper Large-Cap Core Fund Index. We continued to cushion your portfolio against the risks and volatility of this stock market by investing 18.6% on average in interest bearing cash equivalents. On September 30, our Fund was invested in 41 stocks. During the last twelve months our eight best performing stocks were Oracle Corp. +246%, EMC Corp. +178%, Harley Davidson +91%, Nokia ADR +77%, Amgen +71%, American International Group +65%, Cisco Systems +61%, and Southwest Airlines Co. +60%. A few new purchases made during the year also helped performance with Waters Corp. +174%, CDW Computer Ctrs. +115%, Adobe Systems +64%, and Allergan +53%.

     Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets. The Chase Growth Fund (CGF) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. As shown in the accompanying charts, we compare the characteristics of our Fund's stocks to the S&P "500". Your CGF stocks have enjoyed more consistent and substantially higher five year average annual earnings per share growth rates of 24% vs. 12% for the S&P. They are significantly more profitable with a Return on Equity of 31% vs. 22%, and have stronger balance sheets with Debt to Total Capital of 21% vs. 35%; yet they sell at only a moderate 32% premium to the S&P "500"'s price/earnings multiple based on year 2001 estimated reported earnings. Though pricey, our stocks are selling at only 1.40 times their five year historical growth rates compared to 2.20 times for the S&P "500". Similarly they sell at 1.31 times their projected reinvestment rates compared to 1.78 times for the S&P "500".

            CHASE GROWTH FUND STOCKS VS. S&P 500 SEPTEMBER 30, 2000

                                             CHASE GROWTH
                                             FUND STOCKS         S&P 500
                                             -----------         -------
Last 5 Year Earnings Growth                      24%               12%
Return on Equity                                 31%               22%
Reinvestment Rate                                26%               14%
Debt/Total Capital                               21%               35%
Weighted Avg. Cap. (Billion)                    100.1             134.0
Weighted Avg. Beta (Volatility)                   1.11              1.00
Price/Earnings Estimated 2001                    33.8              25.7

Source: Chase Investment Counsel. This information is base on certain assumptions and historical data and is not a prediction of futurs results for the Fund or companies held in the Fund's portfolio. S&P 500 Earnings are based on reported figures after write-offs.

2

                               CHASE GROWTH FUND

     During the six months ended September 30th and since then we have reduced the emphasis on the technology sector from 31% to about 16% recently in favor of more reasonably priced growth stocks which we believe have better defensive characteristics. Those changes helped us show a positive 4.49% total return in the September quarter when the S&P and Lipper Large-Cap Growth indexes were down -1.24% and -1.67%, respectively.

     Supply and demand for equities remains favorable even though during the last year there have been numerous characteristics of a rotating market correction. As of November 1st, year-to-date U.S. equity mutual fund net inflows were $227 billion compared to 1999 YTD net inflows of $143 billion. Moreover, the $236 billion YTD of stock retired through corporate repurchases and cash acquisitions more than offset the record $176 billion YTD supply of new equity offerings. That results in a net demand of $287 billion or substantially more net demand than the prior three years, which were YTD $214, $133 and $147 billion, respectively (Source: Leuthold/Weeden & Co. Research).

     Valuation remains excessive by historical norms. On September 30th, the market value of the combined NYSE and NASDAQ stocks as a percentage of nominal GDP stood at 158.8%. For comparison, that ratio was only 79.2% at the 1973 peak (86.5% at the 8/31/29 peak). Part of that higher valuation is justified by the New Paradigm of a more technology oriented economy which is reducing costs and driving a more rapidly growing, more efficient, less inflationary economy. For instance, New Paradigm perspective is provided in the 1999 Annual Report of the Dallas Federal Reserve Bank. Automobiles now contain upward of 120 microchips that yield more computing power than was contained in the 1968-70 Apollo lunar space modules. Aircraft manufacturers now design airplanes digitally, decreasing rework time 60-90% and repair time 80%. Today's average refrigerator, using chips, etc., requires less than a third of what it cost to run in 1972 or approximately the energy equivalent of a 75-watt bulb! The costs to both the providing company and to consumers has declined dramatically as a result of technology. In 1985 long-distance calls averaged about $9 when less than 20 million calls were being made. Today, that average is between $1 and $2 as we approach 100 million calls. Just over a decade ago wireless calls cost the average user almost $140 per month. Today that cost has declined to around $40 while subscribers have risen from about 1 million to almost 80 million. It is extraordinary that in the 10th year of an expansion the recent 12-month 5.1% productivity gain is the best year-over-year gain in 17 years. The resulting 0.4% decline in unit labor costs is the first annualized decline since 1984! U.S. companies invested $2.5 trillion in technology during the 1990's ($540 billion in 1999 alone) and that huge investment is really paying off.

     U.S. economic growth slowed sharply in the third quarter to a 2.4% real (inflation adjusted) annual rate, down from 4.8% and 5.6% during the two prior quarters. Moreover inventories rose again in the third quarter which increases the likelihood of production cutbacks in the current quarter. We believe the Federal Reserve is finished raising interest rates. However, the big worry is whether the Fed will slow money supply growth too much or continue to increase the money supply faster than economic growth providing excess liquidity to buy stocks. Money supply growth and stock price gains correlate pretty well.

     In selecting growth stocks we adhere to significant valuation parameters as we seek growth at a reasonable price. We believe investing in reasonably priced growing companies and taking advantage of weakness in good quality growth stocks is sounder long term strategy than buying "value" stocks with little or no growth, many of which are cyclical and face rough competition from worldwide excess capacity. As this report goes to print, perhaps the most controversial U.S. presidential election in history remains undecided. The recent stock market volatility that has resulted from this uncertainty demonstrates once again why it is so important to follow a well defined investment process.

                               CHASE GROWTH FUND

                            FUNDAMENTALS AND RATIOS                AS OF 9/30/00

                         P/E TO FIVE-YEAR              P/E TO PROJECTED
                         HISTORICAL GROWTH             REINVESTMENT RATE
                         -----------------             -----------------
CHASE GROWTH FUND              1.40                         1.31
RUSSELL 1000 GROWTH            2.01                         2.02
S&P 500                        2.20                         1.78

     We suspect that over the longer term the new economy paradigm, with the global spread of information technology and the importance of intellectual property, will prevail and higher than historical multiples will be justified, but we don't think that paradigm has repealed the excesses of human nature. We still believe this is a period for caution, substantial emphasis on capital preservation, and very careful stock selection.

     We manage $1 billion for 86 clients in twenty states. The Chase Growth Fund is managed by the same senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a smaller fund managed by a moderate size management firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. Moreover, as a newer Fund, the portfolio does not have as large accumulated capital gain tax liabilities on gains that new shareholders have not enjoyed. We are tax sensitive and we expect most established capital gains will be net long term. There were no net taxable capital gains or taxable income for 1999 and we expect only a modest (about 25(cent) per share) long term capital gain distribution for calendar 2000 reflecting changes through October 31st.

     As the largest individual CGF shareholder, I assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corp., most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together.

                                 TOP 10 HOLDINGS

              1. EMC Corp.                   6.  CDW Computer Ctrs Inc.
              2. Citigroup Inc.              7.  General Electric
              3. Sysco                       8.  Harley Davidson
              4. Tyco Int'l Ltd.             9.  Coastal Corp.
              5. UnitedHealth Group          10.  Cardinal Health Inc.


/s/ Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

4

                               CHASE GROWTH FUND

Average Annual Total Return(1)
One Year .................................... 29.50%
Since inception (12/2/97) ................... 22.37%

                                    S & P 500 COMPOSITE        LIPPER LARGE CAP
             CHASE GROWTH FUND       STOCK PRICE INDEX        GROWTH FUND INDEX
             -----------------       -----------------        -----------------
2-Dec-97         $10,000                  $10,000                  $10,000
31-Dec-97        $10,201                  $10,000                  $10,136
31-Mar-98        $11,432                  $11,393                  $11,620
30-Jun-98        $11,602                  $11,769                  $12,212
30-Sep-98        $10,691                  $10,598                  $10,956
31-Dec-98        $13,224                  $12,859                  $13,833
31-Mar-99        $13,884                  $13,495                  $14,930
30-Jun-99        $14,155                  $14,443                  $15,491
30-Sep-99        $13,674                  $13,540                  $14,856
31-Dec-99        $16,747                  $15,562                  $18,650
31-Mar-00        $17,478                  $15,035                  $20,165
30-Jun-00        $16,948                  $14,636                  $18,693
30-Sep-00        $17,708                  $14,494                  $17,409

Past performance is not predictive of future performance.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow signicantly faster than the earnings of the stocks represented in a moajor unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversifed large-cap funds universe average. The funds in this index have a similar investment objective as the Chase Growth Fund.

                               CHASE GROWTH FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
 Shares         COMMON STOCKS: 81.38%                               Market Value
--------------------------------------------------------------------------------

                AIRLINES:  1.34%
 12,800         Southwest Airlines Co...........................      $ 310,400
                                                                    -----------
                BIOTECHNOLOGY:  2.17%
  7,200         Amgen Inc.*.....................................        502,762
                                                                    -----------
                BUILDING:  2.08%
  9,056         The Home Depot, Inc.............................        480,534
                                                                    -----------
                BUSINESS SERVICES:  1.73%
  8,900         Expeditors International of Washington, Inc.....        401,056
                                                                    -----------
                COMPUTER - NETWORKING:  2.62%
  8,100         Cable Design Technologies Corp.*................        196,931
  7,400         Cisco Systems, Inc.*............................        408,850
                                                                    -----------
                                                                        605,781
                                                                    -----------
                COMPUTER - SEMICONDUCTORS:  2.97%
  6,000         Altera Corp.*...................................        286,500
  9,600         Intel Corp......................................        399,600
                                                                    -----------
                                                                        686,100
                                                                    -----------
                COMPUTER HARDWARE:  4.46%
 10,400         EMC Corp.*......................................      1,030,900
                                                                    -----------
                COMPUTER SOFTWARE AND SERVICES:  4.73%
  3,600         Adobe Systems, Inc..............................        558,900
  6,800         Oracle Corp.*...................................        535,500
                                                                    -----------
                                                                      1,094,400
                                                                    -----------
                CONGLOMERATES:  8.00%
  9,700         Dover Corp......................................        455,294
 11,400         General Electric Co.............................        657,637
 14,200         Tyco International Ltd..........................        736,625
                                                                    -----------
                                                                      1,849,556
                                                                    -----------

6

                               CHASE GROWTH FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2000, Continued
--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------

                DEFENSE:  1.79%
  6,600         General Dynamics Corp...........................      $ 414,563
                                                                    -----------
                DRUGS:  3.83%
  3,800         Allergan, Inc...................................        320,862
 12,550         Pfizer, Inc.....................................        563,966
                                                                    -----------
                                                                        884,828
                                                                    -----------
                ELECTRICAL INSTRUMENTS:  1.85%
  4,800         Waters Corp.*...................................        427,200
                                                                    -----------
                ENERGY/OIL/GAS/COAL:  4.83%
  8,000         Phillips Petroleum Co...........................        502,000
  8,300         The Coastal Corp................................        615,238
                                                                    -----------
                                                                      1,117,238
                                                                    -----------
                FINANCIAL SERVICES:  5.88%
  4,100         A.G. Edwards, Inc...............................        214,481
 17,466         Citigroup, Inc..................................        944,256
  3,300         MGIC Investment Corp............................        201,712
                                                                    -----------
                                                                      1,360,449
                                                                    -----------
                FOOD:  3.20%
 16,000         Sysco Corp......................................        741,000
                                                                    -----------
                HEALTH CARE BENEFITS:  4.19%
  9,200         First Health Group Corp.*.......................        296,700
  6,800         United HealthCare Corp..........................        671,500
                                                                    -----------
                                                                        968,200
                                                                    -----------
                HOUSEHOLD PRODUCTS:  2.32%
  8,000         The Procter & Gamble Co.........................        536,000
                                                                    -----------
                INSURANCE - LIFE / HEALTH:  0.35%
  2,730         Protective Life Corp............................         81,559
                                                                    -----------
                INSURANCE - PROPERTY / CASUALTY:  1.92%
  4,650         American International Group, Inc...............        444,947
                                                                    -----------

                               CHASE GROWTH FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------

                LEISURE TIME:  4.23%
 13,700         Carnival Corporation, Class A...................      $ 337,363
 13,400         Harley-Davidson, Inc............................        641,525
                                                                    -----------
                                                                        978,888
                                                                    -----------
                MEDICAL SUPPLIES:  4.13%
 10,150         Biomet, Inc.....................................        355,250
  6,800         Cardinal Health, Inc............................        599,675
                                                                    -----------
                                                                        954,925
                                                                    -----------
                PRINTING/PUBLISHING:  1.79%
  6,500         The McGraw-Hill Companies, Inc..................        413,156
                                                                    -----------
                REAL ESTATE:  2.85%
  4,600         Cousins  Properties, Inc........................        198,088
  8,000         Spieker Properties, Inc.........................        460,500
                                                                    -----------
                                                                        658,588
                                                                    -----------
                RETAIL - DISCOUNT:  1.14%
  6,500         Dollar Tree Stores, Inc.*.......................        263,656
                                                                    -----------
                RETAIL - SPECIALTY:  2.86%
  9,600         CDW Computer Centers, Inc.*.....................        662,400
                                                                    -----------
                SERVICE COMPANIES:  2.40%
  8,200         Dycom Industries, Inc.*.........................        341,325
  6,200         Robert Half International, Inc.*................        215,063
                                                                    -----------
                                                                        556,388
                                                                    -----------
                TELECOMMUNICATIONS EQUIPMENT:  1.72%
 10,000         Nokia Corporation, ADR, Class A.................        398,125
                                                                    -----------

                Total Common Stocks (Cost $14,152,693)..........     18,823,599
                                                                    -----------

8

                               CHASE GROWTH FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2000, Continued
--------------------------------------------------------------------------------
Principal Amount    SHORT-TERM INVESTMENTS: 17.26%
--------------------------------------------------------------------------------
$3,993,522    Firstar Stellar Treasury Fund
               (Cost $3,993,522)................................    $ 3,993,522
                                                                    -----------

                Total Investments in Securities
                 (Cost $18,146,215+): 98.64%....................     22,817,121
                Other Assets in Excess of Liabilities: 1.36%....        314,238
                                                                    -----------
                Net Assets: 100%................................    $23,131,359
                                                                    ===========

*    Non-income producing security.

+ At September 30, 2000, the cost of securities for Federal income tax purposes is the same as the basis for financial reporting. Gross unrealized appreciation and depreciation of securities is as follows:

              Gross unrealized appreciation.....................    $ 4,799,368
              Gross unrealized depreciation.....................       (128,462)
                                                                    -----------
                 Net unrealized appreciation....................    $ 4,670,906
                                                                    ===========

See accompanying Notes to Financial Statements.

                               CHASE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost $18,146,215)...............................    $22,817,121
  Receivables
    Fund shares sold............................................         16,081
    Dividends and interest......................................         27,483
    Securities sold.............................................        292,171
  Prepaid expenses .............................................          4,557
                                                                    -----------
       Total assets.............................................     23,157,413
                                                                    -----------
LIABILITIES
  Payables
    Due to advisor..............................................         16,656
    Administration fees.........................................          3,709
  Accrued expenses..............................................          5,689
                                                                    -----------
       Total liabilities........................................         26,054
                                                                    -----------

NET ASSETS  ....................................................    $23,131,359
                                                                    ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$23,131,359 / 1,307,310 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]......         $17.69
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital...............................................    $18,452,446
  Accumulated net realized gain on investments..................          8,007
  Net unrealized appreciation on investments ...................      4,670,906
                                                                    -----------
       Net assets...............................................    $23,131,359
                                                                    ===========

See accompanying Notes to Financial Statements.

10

                               CHASE GROWTH FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends...................................................    $    68,010
    Interest....................................................        151,781
                                                                    -----------
          Total income..........................................        219,791
                                                                    -----------
  Expenses
    Advisory fees (Note 3)......................................        154,393
    Administration fees (Note 3)................................         32,733
    Professional fees...........................................         26,127
    Fund accounting fees........................................         14,900
    Transfer agent fees.........................................          9,871
    Other ......................................................          6,416
    Custody fees................................................          5,516
    Registration fees...........................................          5,014
    Trustee fees................................................          3,518
    Reports to shareholders.....................................          3,009
                                                                    -----------
          Total expenses........................................        261,497
          Less: advisory fee waiver and absorption (Note 3).....        (32,567)
                                                                    -----------
          Net expenses..........................................        228,930
                                                                    -----------
          NET INVESTMENT LOSS ..................................         (9,139)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions..................        292,804
  Net change in unrealized appreciation on investments..........      3,141,446
                                                                    -----------
    Net realized and unrealized gain on investments.............      3,434,250
                                                                    -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..    $ 3,425,111
                                                                    ===========

See accompanying Notes to Financial Statements.

                               CHASE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED      YEAR ENDED
                                                                   SEPT. 30, 2000  SEPT. 30, 1999
                                                                   --------------  --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss ........................................      $     (9,139)   $    (39,492)
  Net realized gain / (loss) on security transactions ........           292,804         (93,150)
  Net change in unrealized appreciation on investments .......         3,141,446       1,276,797
                                                                    ------------    ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...         3,425,111       1,144,155
                                                                    ------------    ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived
   from net change in outstanding shares (a) .................        10,566,654       3,985,457
                                                                    ------------    ------------
      TOTAL INCREASE IN NET ASSETS ...........................        13,991,765       5,129,612
                                                                    ------------    ------------
NET ASSETS
Beginning of year ............................................         9,139,594       4,009,982
                                                                    ------------    ------------
END OF YEAR ..................................................      $ 23,131,359    $  9,139,594
                                                                    ============    ============

(a)  A summary of share transactions is as follows:

                                YEAR ENDED                  YEAR ENDED
                            SEPTEMBER 30, 2000           SEPTEMBER 30, 1999
                         ------------------------     ------------------------
                         SHARES   PAID IN CAPITAL     SHARES   PAID IN CAPITAL
                         ------   ---------------     ------   ---------------
Shares sold .........    678,243    $11,265,849       347,038     $4,725,105
Shares redeemed......    (39,935)      (699,195)      (53,379)      (739,648)
                         -------    -----------       -------     ----------
Net increase.........    638,308    $10,566,654       293,659     $3,985,457
                         =======    ===========       =======     ==========

See accompanying Notes to Financial Statements.

12

                               CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                            DECEMBER 2, 1997*
                                                      YEAR ENDED           YEAR ENDED            THROUGH
                                                  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
                                                  ------------------   ------------------   ------------------
Net asset value, beginning of period ..............   $    13.66         $    10.68             $    10.00

Income from investment operations:
  Net investment loss .............................        (0.01)             (0.05)                 (0.01)
  Net realized and unrealized gain on
   investments ....................................         4.04               3.03                   0.70
                                                      ----------         ----------             ----------
Total from investment operations ..................         4.03               2.98                   0.69
                                                      ----------         ----------             ----------
Less distributions:
  From net investment income ......................           --                 --                  (0.01)
                                                      ----------         ----------             ----------
Total distributions ...............................           --                 --                  (0.01)
                                                      ----------         ----------             ----------

Net asset value, end of period ....................   $    17.69         $    13.66             $    10.68
                                                      ==========         ==========             ==========

TOTAL RETURN ......................................        29.50%             27.90%                  6.91%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............   $   23,131         $    9,140             $    4,010

Ratio of expenses to average net assets:
  Before expense reimbursement ....................         1.70%              2.37%                  3.98%+
  After expense reimbursement .....................         1.48%              1.48%                  1.47%+

Ratio of net investment loss to average net assets:
  After expense reimbursement .....................        (0.06%)            (0.59%)                (0.17%)+

Portfolio turnover rate ...........................        73.94%             62.49%                 54.49%

*    Commencement of operations.
+    Annualized.
++   Not Annualized.

See accompanying Notes to Financial Statements.

                               CHASE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Chase Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Fund began operations on December 2, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended September 30, 2000, Chase Investment Counsel Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the compensation Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net

14

                               CHASE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

assets of the Fund. For the year ended September 30, 2000, the Fund incurred $154,393 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Funds operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended September 30, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $32,567; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $152,856 at September 30, 2000.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

FUND ASSET LEVEL                             FEE RATE
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended September 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $17,307,983 and $9,287,433, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Growth Fund, series of Advisors Series Trust (the "Fund") at September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the periods prior to September 30, 1999, were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York
November 10, 2000

                                     ADVISOR

                         Chase Investment Counsel Corp.
                          300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091

                                   ----------

                                    AUDITORS

                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

                                   ----------

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                   ----------

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202

                                   ----------

                                 TRANSFER AGENT

                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788

                                   ----------

                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                              345 California Street
                         San Francisco, California 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.